Short-term bank borrowing	12 Months Ended
Dec. 31, 2018
Short-term bank borrowing
Short-term bank borrowing

10. Short-term bank borrowing

Short-term bank borrowing consists of the following:

	As of December 31,
	2017	2018
	RMB	RMB

PRC domestic commercial banks	250,000	—
	250,000	—

On January 13, 2017, a PRC subsidiary of the Group entered into a short-term borrowing agreement of RMB100,000 with a commercial bank in the PRC at a fixed interest rate of 3.828% per annum. The Group fully repaid this borrowing in January 2018.

On January 23, 2017, a PRC subsidiary of the Group entered into a short-term borrowing agreement of RMB150,000 with a commercial bank in the PRC at a fixed interest rate of 3.915% per annum, collateralized by the letter of guarantee issued from the Group's designated bank accounts by RMB156,151 for this short-term borrowing. The Group fully repaid this borrowing in January 2018.